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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2007

                            THE MIDDLEBY CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

            Delaware                  1-9973               36-3352497
  (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)            File Number)       Identification No.)

        1400 Toastmaster Drive, Elgin, Illinois               60120
       (Address of Principal Executive Offices)             (Zip Code)

                                 (847) 741-3300

              (Registrant's telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01     Regulation FD Disclosure.

              On June 29, 2007, The Middleby Corporation issued a press release announcing it acquired the assets of Carter Hoffmann from Carrier Commercial Refrigeration, Inc., a subsidiary of Carrier Corporation, which is a unit of United Technologies Corporation (NYSE: UTX). The assets of Carter Hoffmann were acquired for $16 million in cash, subject to a post-close working capital adjustment. A copy of that press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

              The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


Item 9.01.    Financial Statements and Exhibits.

              (d)    Exhibits.

Exhibit No.   Description
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Exhibit 99.1  Press release dated June 29, 2007 of The Middleby Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MIDDLEBY CORPORATION

Dated: June 29, 2007                     By:  /s/ Timothy J. FitzGerald
                                            ------------------------------------
                                              Timothy J. FitzGerald
                                              Vice President and
                                              Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.   Description
-----------   ------------------------------------------------------------------

Exhibit 99.1  Press release dated June 29, 2007 of The Middleby Corporation.